UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 17, 2010
FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa	50266

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (515) 225-5400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
d. On February 17, 2010, the Board of Directors of FBL Financial Group, Inc. elected its Chief Executive Officer, James E. Hohmann, as a director of the Company. Hohmann joined FBL Financial Group, Inc. on April 29, 2009 as its interim Chief Executive Officer and was named Chief Executive Officer in January 2010.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 17, 2010, the Board of Directors of FBL Financial Group, Inc. approved amendments to the Company’s Bylaws. The amendments became effective immediately upon the Board’s approval. Many of the amendments were to update the Bylaws in relation to committee charters. The sections of the Bylaws which have been amended are furnished as Exhibit 3.2 hereto and are also posted on the Company’s website at www.fblfinancial.com. A complete set of the Bylaws including these amendments will be filed with the Company’s Report on Form 10-Q for the first quarter of 2010.
The Board of Directors of FBL Financial Group, Inc. modified matters set forth in Articles II, III and IV. The amended Bylaws:
Article II: Directors
2.7 Lead Director
•	added this section, allowing Class A directors that are independent of management, when they deem advisable, to elect from among themselves a Lead Director who will, among other matters, conduct any separate meetings of non-management and independent directors at least once each year, facilitate communication among directors, and have such other duties and responsibilities as are set by the Board from time to time.
Article III: Committees
3.2 Executive Committee
•	modified this section with respect to the composition of the Executive Committee. Instead of requiring that the Committee consist of two or more members of the Board of Directors, including the Chief Executive Officer and the Chairman of the Board, it is now required that the Executive Committee consist of the Chief Executive Officer, the Chairman of the Board, the Lead Director and two or more members of the Board of Directors.
•	modified this section to (1) require that any additional board members designated be nominated by the Class A Nominating and Corporate Governance Committee, and ratified by the Board of Directors, and (2) state the Chairman of the Executive Committee shall be the Chairman of the Board.
•	removed the part of this section requiring that the Committee be designated at the time of the annual meeting or at other such time as the Board of Directors may determine.
3.3 Audit Committee
•	added to this section that (1) Committee members shall be nominated by the Class A Nominating and Corporate Governance Committee, and ratified by the Board of Directors, and (2) one of the members shall be nominated by the Chairman of the Board, with the approval of a majority of the Directors, to be the chairman of the Committee.

•	removed, as redundant with existing independence requirements, the part of this section that states that no director who is an officer or director of a Class B Common Stockholder or who is an officer or employee of the Corporation shall be qualified for Audit Committee membership.
•	added to this section that the rules (in addition to “policy statements”) regarding audit committees issued by the Securities and Exchange Commission (in addition to those issued “by the New York Stock Exchange”) shall be applicable in determining which Directors are “independent” for this purpose.
•	added to this section that the Audit Committee is directly responsible for the compensation and oversight of the Corporation’s independent auditors (in addition to being “responsible for the appointment” thereof).
3.4 Finance Committee
•	modified this section to state that the Finance Committee members are nominated by the Class A Nominating and Corporate Governance Committee and ratified by the Board of Directors (instead of being “nominated by the Chairman of the Board”).
•	added that one of the members shall be nominated by the Chairman of the Board to be chairman of the Committee, with the approval of a majority of the Directors.
•	added that the Committee shall have such specific duties as shall be set forth in the Finance Committee Charter, which Charter shall be approved by the Board of Directors and the Finance Committee.
3.5 Management Development and Compensation Committee
•	removed as redundant with existing independence requirement the qualification that Committee members be “Class A” Directors.
•	added to the section that each member of the Management Development and Compensation Committee shall be a “Non-Employee Director” within the meaning of Rule 16-b(3) under the Securities and Exchange Act of 1934, and an “Outside Director” within the meaning of Section 162(m)(4)(c)(i) of the Internal Revenue Code.
•	added to the section that (1) Committee members shall be nominated by the Class A Nominating and Corporate Governance Committee, and ratified by the Board of Directors, and (2) that one of the members shall be nominated by the Chairman of the Board, with the approval of a majority of the Directors, to be the chairman of the Committee.
3.6 A. Class A Nominating and Corporate Governance
•	removed the provision that the Committee members shall be nominated by the Chairman of the Board and appointed by the Board of Directors.
•	added the provisions that (1) the Committee members shall be nominated by the Class A Nominating and Corporate Governance Committee, and ratified by the Board of Directors, and (2) that one of the members shall be nominated by the Chairman of the Board, with the approval of a majority of the Directors, to be the chairman of the Committee.
•	removed the provision that the Chairman of the Board shall designate the Secretary of the Committee.
•	removed as redundant with Bylaws section 3.8 the verbiage stating that the majority of the Committee shall constitute a quorum.

•	removed the provision that the Secretary of the Committee shall keep a complete record of the proceedings thereof.
•	modified this section to state that the Committee (instead of “the Secretary of the Committee”) shall submit and file in writing with the Secretary of the Corporation, not less than seventy-five (75) days prior to the date of the meeting of the shareholders of the Corporation at which Directors are to be elected, the names of such nominees.
•	added to this section that the Class A Nominating and Corporate Governance Committee shall have such other specific duties as shall be set forth in its Charter, and that the Charter shall be approved by the Board of Directors and the Class A Nominating and Corporate Governance Committee.
3.6 B. Class B Nominating Committee
•	removed as redundant with Bylaws section 3.8 the verbiage stating that a majority of the members of the Class B Nominating Committee shall constitute a quorum.
Article IV: Officers
4.6 Chief Executive Officer
•	added the provision that the Chief Executive Officer shall be a member of the Executive Committee regardless of whether the Chief Executive Officer is simultaneously a Director.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FBL FINANCIAL GROUP, INC.
(Registrant)
Date: February 18, 2010
/s/ James P. Brannen
James P. Brannen
Chief Financial Officer
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.2	Sections of Bylaws of FBL Financial Group, Inc., amended February 17, 2010